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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): FEBRUARY 9, 2006

                            LIBERTY MEDIA CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                     0-20421            84-1288730
    (State or other jurisdiction of      (Commission       (I.R.S. Employer
     incorporation or organization)      File Number)      Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (720) 875-5400


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

On February 9, 2006, Liberty Media Corporation issued a press release announcing that it had completed its acquisition of Provide Commerce, Inc. by acquiring all of the issued and outstanding common stock of Provide that it did not already own for $33.75 per share.

This Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2006

                                     LIBERTY MEDIA CORPORATION

                                     By:      /s/ Christopher W. Shean
                                              -------------------------------
                                              Name:    Christopher W. Shean
                                              Title:   Senior Vice President
                                                          and Controller